Exhibit 24.0

PROVIDENT BANKSHARES CORPORATION

POWER OF ATTORNEY

Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the “Corporation”), hereby appoints Gary N. Geisel, Dennis A. Starliper and Lawrence J. Beyer, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Corporation, an Annual Report on Form 10-K for the Corporation pursuant to Section 13 of the Securities Exchange Act of 1934, and any amendments thereto (such report, together with all exhibits and documents therein and all such amendments, the “Form 10-K”).

2. To file or cause to be filed the Form 10-K with the Securities and Exchange Commission;

3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in connection with Form 10-K.

This power of attorney shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ GARY N. GEISEL	January 21, 2009
Gary N. Geisel

/s/ DENNIS A. STARLIPER	January 21, 2009
Dennis A. Starliper

/s/ LAWRENCE J. BEYER	January 21, 2009
Lawrence J. Beyer

/s/ MELVIN A. BILAL	January 21, 2009
Melvin A. Bilal

/s/ THOMAS S. BOZZUTO	January 21, 2009
Thomas S. Bozzuto

/s/ KEVIN G. BYRNES	January 21, 2009
Kevin G. Byrnes

/s/ WARD B. COE, III	January 21, 2009
Ward B. Coe, III

/s/ WILLIAM J. CROWLEY, JR.	January 21, 2009
William J. Crowley, Jr.

/s/ JAMES G. DAVIS, JR.	January 21, 2009
James G. Davis, Jr.

/s/ PIERCE B. DUNN	January 21, 2009
Pierce B. Dunn

/s/ ENOS K. FRY	January 21, 2009
Enos K. Fry

/s/ MARK K. JOSEPH	January 21, 2009
Mark K. Joseph

/s/ BRYAN J. LOGAN	January 21, 2009
Bryan J. Logan

/s/ BARBARA B. LUCAS	January 21, 2009
Barbara B. Lucas

/s/ PAMELA J. MAZZA	January 21, 2009
Pamela J. Mazza

/s/ FREDERICK W. MEIER, JR.	January 21, 2009
Frederick W. Meier, Jr.

/s/ DALE B. PECK	January 21, 2009
Dale B. Peck

/s/ SHEILA K. RIGGS	January 21, 2009
Sheila K. Riggs